UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2020
RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N
Greenwood Village, Colorado 80111
(Address of principal executive offices) (zip code)

(303) 846-6000
(Registrant’s telephone number, including area code)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RRGB	NASDAQ (Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)  On May 21, 2020, the stockholders of Red Robin Gourmet Burgers, Inc. (the “Company”) approved an amendment to the Company’s 2017 Performance Incentive Plan (the “2017 Plan”) at the Company’s annual stockholders meeting. The amendment increases the number of shares of common stock of the Company authorized for issuance under the 2017 Plan by 275,000 shares. The material terms of the 2017 Plan, as amended, are summarized in the Company’s definitive proxy statement, dated April 8, 2020, under the heading “Proposal 4 - Approval of Amendment to the 2017 Performance Incentive Plan.” Such summary and the description above do not purport to be complete and are qualified in their entirety by reference to the text of the 2017 Plan, as amended, which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.
ITEM 5.07 Submission of Matters to a Vote of Security Holders
The Company held its annual stockholders meeting on May 21, 2020. Of the 12,882,682 shares of common stock issued and outstanding as of the record date, 11,744,099 shares of common stock (approximately 91.16%) were present or represented by proxy at the annual meeting. The Company’s stockholders elected all of the directors nominated by the Company’s board of directors; approved, on an advisory basis, the compensation of the Company’s named executive officers; approved an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan; approved an amendment to the Company’s 2017 Performance Incentive Plan; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year. The vote results for the matters submitted to stockholders are as follows:

1.Election of directors:

Name	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
Anthony S. Ackil	9,798,904	231,147	9,784	1,704,264	97.70%
Thomas G. Conforti	9,758,709	271,087	10,039	1,704,264	97.30%
Cambria W. Dunaway	9,435,007	595,503	9,325	1,704,264	94.06%
G.J. Hart	9,775,217	254,261	10,357	1,704,264	97.46%
Kalen F. Holmes	9,368,071	662,183	9,581	1,704,264	93.40%
Glenn B. Kaufman	9,411,768	618,482	9,585	1,704,264	93.83%
Steven K. Lumpkin	9,448,125	581,861	9,849	1,704,264	94.20%
Paul J.B. Murphy III	9,747,497	284,558	7,780	1,704,264	97.16%
David A. Pace	9,776,432	255,328	8,075	1,704,264	97.45%
Allison Page	9,778,630	253,822	7,383	1,704,264	97.47%

2.Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
9,690,913	310,578	38,344	1,704,264	96.89%

3.Approval of an amendment to the Company’s Amended and Restated Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
9,978,511	43,953	17,371	1,704,264	99.56%

4. Approval of an amendment to the Company’s 2017 Performance Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
8,774,526	1,229,965	35,344	1,704,264	87.71%

5.Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2020:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
11,644,175	48,713	51,211	0	99.58%

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Red Robin Gourmet Burgers, Inc. 2017 Performance Incentive Plan (as Amended). Incorporated by reference to Appendix B to our Definitive Proxy Statement filed on April 8, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2020

RED ROBIN GOURMET BURGERS, INC.

By:	/s/ Michael L. Kaplan
Michael L. Kaplan Executive Vice President & Chief Legal Officer